Exhibit 99.1

Hycroft Exploration Program Defines High-Grade
Mineralization Controls

Data demonstrates potential for underground mine scenario

WINNEMUCCA, NV, April 3, 2024 – Hycroft Mining Holding Corporation (Nasdaq: HYMC) (“Hycroft” or “the Company”) is pleased to provide an update for the ongoing 2024 exploration drill program.

The 2024 Brimstone and Vortex drilling is well underway with assays pending on the initial drill holes. This 10-hole program, launched in February 2024, is targeting the two high-grade underground silver trends discovered in November 2023 (see news release dated November 16, 2023 “Hycroft Drills Best Hole Ever - Discovers New High-Grade Silver System”). Due to the exciting results achieved, this drill program was launched in February 2024 and will continue through May 2024 with flexibility to expand the program. The drilling is targeting confirmation of the continuity of the high-grade silver mineralization between the Vortex-Brimstone trend and the Vortex-Camel trend, expanding both trends along strike and at depth, and enhancing our understanding of structural controls.

Alex Davidson, Vice President, Exploration, commented “The paradigm is shifting with our understanding of what is controlling the high-grade mineralization within the expansive Hycroft system. This new understanding of low-angle structural controls has far-reaching implications for the broader district-scale targets, as well as the high-grade silver discoveries. This has been confirmed through drill data and recent geophysics. This work supports the idea of a potential underground starter mine at Hycroft, which would contribute to more robust economics and lower initial capital costs generating better value for our shareholders.”

Mr. Davidson also commented: “The Vortex-Brimstone trend is a series of well-defined high-grade veins that remains open in both directions and at depth. The Vortex-Camel trend is a structurally controlled system that has become more apparent as we continue our work that also remains open in both directions and at depth.”

Diane R. Garrett, President and CEO stated: “The exploration and on-going technical work at Hycroft is solidifying our belief that the potential of this asset has yet to be fully understood. Through our work and on-going communications and marketing to the investing public, our story is resonating positively and we are pleased to see that reflected in the recent performance of our share price.

“Not only does our team continue to deliver incredibly strong exploration results, fueling this project forward, but they also continue to demonstrate a commitment to health and safety at site continuing to maintain a 0.00 TRIFR.”

Corporate Update

During the first quarter of 2024, the Company continued to operate safely and execute its plans to further drill the newly identified high-grade silver trends, advance the technical work for a sulfide milling operation, and enhance the balance sheet. In addition to ongoing exploration and other operational expenditures, on January 5, 2024, the Company voluntarily pre-paid $38 million of its senior secured debt with Sprott Resource Lending. At March 31, 2024, unrestricted cash was $57.4 million, restricted cash was $26.6 million, and the Company was in compliance with its debt covenants.

About Hycroft Mining Holding Corporation

Hycroft Mining Holding Corporation is a US-based gold and silver company exploring and developing the Hycroft Mine, one of the world’s largest precious metals deposits located in northern Nevada, a Tier-1 mining jurisdiction. After a long history of oxide heap leaching operations, the Company is focused on completing the technical studies to transition the Hycroft Mine into a large-scale milling operation for processing the sulfide ore. In addition, the Company is engaged in a robust exploration drill program to unlock the full potential of our expansive +64,000-acre land package, of which less than 10% has been explored. In 2023, Hycroft announced the discovery of a new high-grade silver system within the known resource area and the delineation of two new high-grade silver trends. These discoveries represent a significant new value driver for the Hycroft Mine that the Company is following up on with additional drilling in 2024.

For further information, please contact:

Fiona Grant Leydier

Vice President, Investor Relations

E: info@hycroftmining.com

T: +1 (775) 437-5912 x 101

www.hycroftmining.com

Cautionary Note Regarding Forward-Looking Statements

This news release contains “forward-looking statements” within the meaning of Section 27A of the United States Securities Act of 1933, as amended, Section 21E of the United States Securities Exchange Act of 1934, as amended, or the United States Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included herein and public statements by our officers or representatives, that address activities, events or developments that our management expects or anticipates will or may occur in the future, are forward-looking statements, including but not limited to such things as future business strategy, plans and goals, competitive strengths and expansion and growth of our business. The words “estimate”, “plan”, “anticipate”, “expect”, “intend”, “believe” “target”, “budget”, “may”, “can”, “will”, “would”, “could”, “should”, “seeks”, or “scheduled to” and similar words or expressions, or negatives of these terms or other variations of these terms or comparable language or any discussion of strategy or intention identify forward-looking statements. Forward-looking statements address activities, events, or developments that the Company expects or anticipates will or may occur in the future and are based on current expectations and assumptions. Forward-looking statements include, but are not limited to (i) risks related to changes in our operations at the Hycroft Mine, including risks associated with the cessation of mining operations at the Hycroft Mine; uncertainties concerning estimates of mineral resources; risks related to a lack of a completed feasibility study; and risks related to our ability to re-establish commercially feasible mining operations; (ii) industry related risks including fluctuations in the price of gold and silver; the commercial success of, and risks related to, our exploration and development activities; uncertainties and risks related to our reliance on contractors and consultants; availability and cost of equipment, supplies, energy, or reagents. The exploration target does not represent, and should not be construed to be, an estimate of a mineral resource or mineral reserve, as ranges of potential tonnage and grade (or quality) of the exploration target are conceptual in nature; there has been insufficient exploration of the relevant property or properties to estimate a mineral resource; and it is uncertain if further exploration will result in the estimation of a mineral resource. These risks may include the following, and the occurrence of one or more of the events or circumstances alone or in combination with other events or circumstances may have a material adverse effect on the Company’s business, cash flows, financial condition, and results of operations. Please see our “Risk Factors” outlined in our Annual Report on Form 10-K for the year ended December 31, 2023, our Quarterly Report on Form 10-Q for the period ended September 30, 2023, and other reports filed with the SEC for more information about these and other risks. You are cautioned against attributing undue certainty to forward-looking statements. Although we have attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. Although these forward-looking statements were based on assumptions that the Company believes are reasonable when made, you are cautioned that forward-looking statements are not guarantees of future performance and that actual results, performance, or achievements may differ materially from those made in or suggested by the forward-looking statements in this news release. In addition, even if our results, performance, or achievements are consistent with the forward-looking statements contained in this news release, those results, performance or achievements may not be indicative of results, performance or achievements in subsequent periods. Given these risks and uncertainties, you are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statements made in this news release speak only as of the date of those statements. We undertake no obligation to update those statements or publicly announce the results of any revisions to any of those statements to reflect future events or developments.